--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 31, 2001



                            CHAPARRAL RESOURCES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                   0-7261                     84-0630863
 ---------------------------        ----------                -----------------
(State or Other Jurisdiction       (Commission               (IRS Employer
           of Incorporation)       File Number)              Identification No.)



    16945 Northchase, Suite 1620
           Houston, Texas                                          77060
 --------------------------------------                           --------
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (281) 877-7100


--------------------------------------------------------------------------------

Item 5. Other Events and Regulation FD Disclosure.

     The following press release was issued by the Company on January 17, 2002, a copy of which is included as Exhibit 99.1 and incorporated herein by this reference:

     Chaparral Resources, Inc. Announces Second Default Notice, Acceleration of
     --------------------------------------------------------------------------
     Its Loan Obligations with Shell Capital, and the Signing of a Letter of
     -----------------------------------------------------------------------
     Intent Regarding a Possible Business Combination with Burren Energy Plc
     -----------------------------------------------------------------------

     Houston, Texas, January 17, 2002 -- Chaparral Resources, Inc. (OTCBB: CHAR) received a notice of the occurrence of additional events of default ("Default Notice") and a notice accelerating the payment of $37,289,628 in outstanding principal, interest, and other fees and expenses ("Acceleration Notice") due under the Company's existing loans with Shell Capital Inc. (the "Loan Agreement"). Shell Capital Services Limited, as facility agent, also initiated legal proceedings against the Company in the United Kingdom and against one of the Company's subsidiaries in the Isle of Guernsey to enforce Shell Capital's rights under the Loan Agreement.

     The Default Notice addresses various events of default in addition to those previously disclosed by the Company on November 1, 2001, including: the Company's failure to pay $1,000,800 in principal and $1,676,395 in interest due under the Loan Agreement on December 31, 2001; the Company's failure to pay a $24,000 agency fee due to Shell Capital Services Limited on January 1, 2002; certain accounts payable of Closed Type JSC Karakudukmunay ("KKM"), in the amount of $3,873,994 as of November 30, 2001, which are in excess of 90 days past due; failure of the Company to pay $30,000 in Delaware franchise tax due on December 1, 2001; and KKM's failure to pay local salaries for November 2001 on a timely basis.

     As previously reported, the Company was already in default of the Loan Agreement for the following: failure to pay or refinance the outstanding principal and accrued interest in the amount of approximately $3,339,490 under the Company's bridge loan with Shell Capital, originally due on September 30, 2001; failure to achieve project completion by September 30, 2001; failure to keep the Company's common stock listed on one of the three major stock exchanges (Nasdaq, NYSE, or Amex); and certain accounts payable of the Company and KKM in excess of 90 days past due. In addition, KKM had entered into a short-term debt arrangement with another financial institution, which has since been repaid. The Company also failed to make an interest payment in the amount of $189,280 due on September 28, 2001, which has since been repaid.

     As a result of the Company's failure to repay the bridge loan, the shares of preferred stock in the Company's subsidiary, Central Asian Petroleum (Guernsey) Limited ("CAP(G)"), which were issued to Shell Capital to induce it to enter into the bridge loan, were converted entitling Shell Capital to 40% of the distributable profits of CAP(G). There are no such distributable profits at the present time.

     The Acceleration Notice demands that the Company immediately pay the entire outstanding principal amount plus all interest and other fees payable under the Loan Agreement or Shell Capital Services Limited, as facility agent, will pursue available remedies under the Loan Agreement. Such remedies include taking ownership of the Company's investment in the Karakuduk Field. The Company is evaluating its rights under its various agreements with Shell Capital to consider what course of action the Company should pursue.

     The Company also announced today that it has signed a letter of intent with Burren Energy, Plc, ("Burren") regarding a possible combination of the two companies. Burren is a privately held UK based international oil and gas company engaged in oil production and development in the Caspian Region and West Africa. Burren is also engaged in the shipping and trading of a variety of oil and oil products. The Company and Burren will engage in a detailed evaluation of the assets of both companies, including an independent determination of the relative values of each company and the form and capital structure of the combined entity. Any transaction will be subject to a satisfactory resolution or restructuring of the Company's existing agreements with Shell Capital, the negotiation and execution of a definitive agreement with Burren, and the approval of the boards of directors and shareholders of both companies. No assurance can be given that any such resolution or restructuring of the Company's agreements with Shell Capital, or that the conclusion of a business combination with Burren, can be achieved.

     Chaparral Resources, Inc. is an international oil and gas exploration and production company. The Company participates in the development of the Karakuduk Field through KKM of which it is the operator. The Company owns a 50% beneficial ownership interest in KKM with the other 50% ownership interest being held by Kazakh companies, including KazakhOil, the government-owned oil company.

     Information Regarding Forward-Looking Statements: Except for historical information contained herein, the statements in this Press Release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, the ability of the Company to secure financing, volatility of oil prices, product demand, market competition, risks inherent in the Company's international operations, imprecision of reserve estimates and the Company's ability to replace and expand oil and gas reserves. These and other risks are described in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Number    Exhibit
------    -------
99.1      Press Release, dated January 17, 2002, of Chaparral Resources, Inc.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHAPARRAL RESOURCES, INC.



Date:  January 24, 2002                     By:  /s/  Michael B. Young
                                               --------------------------------
                                                      Michael B. Young
                                                      Treasurer and Controller